[*] IMPORTANT NOTICE: Certain material, indicated by an asterisk ("*"), has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                                                  EXHIBIT 10.5.2

[EPOCH INTERNET LOGO
 APPEARS HERE]

                           Branded Services Agreement
                                Second Amendment


         This Amendment, entered into as of September 28, 1998, amends that certain Branded Services Agreement, dated April 2, 1998 ("Agreement"), between NET-tel Corporation ("Company") and Epoch Networks, Inc. ("Epoch").

         WHEREAS, Company and Epoch desire to amend Attachment A to the Agreement to include the availability of Epoch's SelectPro product in the Services;

         NOW, THEREFORE, in consideration of the mutual promises provided herein, the parties hereto agree as follows:

         1. Attachment A to the Agreement is hereby amended by inserting after the table with the caption "DEDICATED INTERNET ACCESS - Dedicated Pricing:" the following:


                                          DEDICATED INTERNET ACCESS
--------------------------------------------------------------------------------------------------------------------
                                              Dedicated Pricing:
--------------------------------------------------------------------------------------------------------------------
                                              Epoch Retail Price/1/
--------------------------------------------------------------------------------------------------------------------

Service               Base Monthly            Monthly Usage Rate      Activation Fee          Monthly Cap
--------------------------------------------------------------------------------------------------------------------
SelectPro T-1             *                            *                   *                       *
--------------------------------------------------------------------------------------------------------------------
                     Price to Branded Provider (*% off current Epoch retail prices)/1/:
--------------------------------------------------------------------------------------------------------------------
Service               Base Monthly            Monthly Usage Rate/2/      Activation Fee          Monthly Cap
--------------------------------------------------------------------------------------------------------------------
SelectPro T-1             *                                                    *                       *
--------------------------------------------------------------------------------------------------------------------

Notes:
        1. The "Base Monthly" shall be for Epoch Internet service only; the "Activation Fee" shall be for Epoch set-up only. LEC monthly; cross-connect and installation charges shall be quoted separately and charged in addition to all Epoch fees and charges.

        2. The Monthly Usage Rate shall be calculated by applying the percentage amount of the discount to the total monthly usage based on the retail rate.

*Confidential treatment requested. The redacted material has been separately filed with the Securities and Exchange Commission.

        2. The terms and provisions of the Agreement shall remain in full force and effect, except as expressly modified or amended by this Amendment.

        This Amendment shall be attached to and become part of the Agreement.

        IN WITNESS WHEREOF, the parties have set their hands to this Amendment as of the date first above written.

      EPOCH NETWORKS, INC.                        NET-tel CORPORATION


By:   /s/ Robert S. Hawekotte               By:   /s/ James F. Kenefick
      ---------------------------                 -----------------------
Name: Robert S. Hawekotte, Esq.             Name: James F. Kenefick
      -------------------------                   ---------------------
Its:                                        Its:  President
      --------------------------                  ---------------------

     18201 Von Karman Avenue, 5th Floor          3050 "K" Street, NW, #250
     Irvine, CA 92612                            Washington, DC 20007
Tel: 949-474-4950                           Tel: 202-736-5100
Fax: 949-955-3229                           Fax: 202-736-1680


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